UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

CLEAR CHANNEL COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09645	74-1787539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of Principal executive offices, including Zip Code)

(210) 822-2828

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

9.0% Priority Guarantee Notes due 2019

On October 25, 2012, Clear Channel Communications, Inc., a Texas corporation (the “Company”), consummated a private offer to exchange (the “Exchange Offer”) up to $2.0 billion aggregate principal amount of term loans under its Cash Flow Credit Facilities (as defined below) for a like principal amount of its newly issued 9.0% priority guarantee notes due 2019 (the “Notes”). Because in excess of $8.6 billion in aggregate principal amount of term loans was submitted for exchange in the exchange offer, the amount of each lender’s term loans that was accepted for exchange was reduced on a pro rata basis, and, as a result, CCU issued an aggregate principal amount of $1,999,815,000 of Notes due to rounding.

The Exchange Offer was only available to eligible lenders under the Amended and Restated Credit Agreement, dated as of February 23, 2011 (the “Cash Flow Credit Facilities”), relating to certain senior secured cash flow-based credit facilities, among the Company, Clear Channel Capital I, LLC, the subsidiary co-borrowers party thereto the foreign subsidiary revolving borrowers party thereto, Citibank, N.A., as administrative agent, swing line lender and L/C issuer (the “Administrative Agent”), and the lenders from time to time party thereto. The Notes and related guarantees were offered only in reliance on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Indenture

The Notes were issued pursuant to an indenture, dated as of October 25, 2012 (the “Indenture”), among the Company, Clear Channel Capital I, LLC, as guarantor, the subsidiary guarantors named therein (collectively with Clear Channel Capital I, LLC, the “Guarantors”), U.S. Bank National Association, as trustee (“Trustee”), and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”). The Notes mature on December 15, 2019 and bear interest at a rate of 9.0% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2013. The Notes rank pari passu in right of payment with respect to all existing and future unsubordinated indebtedness of the Company and are fully and unconditionally guaranteed, jointly and severally, on a senior basis by the Guarantors. The Notes and the Guarantors’ obligations under the guarantees are secured by (1) a lien on (a) the capital stock of the Company and (b) certain property and related assets that do not constitute “principal property” (as defined in the indenture governing certain legacy notes of the Company), in each case equal in priority to the liens securing the obligations under the Cash Flow Credit Facilities and the Company’s 9% priority guarantee notes due 2021, subject to certain exceptions, and (2) a lien on the accounts receivable and related assets securing the Company’s receivables based credit facility junior in priority to the lien securing the Company’s obligations thereunder, subject to certain exceptions. In addition to the collateral granted to secure the Notes, the collateral agent and the trustee for the Notes entered into an agreement (the “Collateral Sharing Agreement”) with the administrative agent for the lenders under the cash flow credit facilities to share in a certain percentage of any proceeds realized on collateral consisting of principal properties.

The Company may redeem the Notes at its option, in whole or part, at any time prior to July 15, 2015, at a price equal to 100% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. The Company may redeem the Notes, in whole or in part, on or after July 15, 2015, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before July 15, 2015, the Company may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 109.0% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit the Company’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) modify any of the Company’s existing senior notes; (iv) transfer or sell assets; (v) engage in certain transactions with affiliates; (vi) create restrictions on dividends or other payments by the restricted subsidiaries; and (vii) merge, consolidate or sell substantially all of the Company’s assets. The Indenture contains covenants that limit Clear Channel Capital I, LLC’s and the Company’s ability and the ability of its restricted subsidiaries to, among other things: (i) create liens on assets and (ii) materially impair the value of the security interests taken with respect to the collateral for the benefit of the notes collateral agent and the holders of the Notes. The indenture permits the Company to make and consummate certain debt exchange offers (each, a “Permitted Debt Exchange”) relating to up to $3.0 billion aggregate principal amount of indebtedness, provided that if certain specified terms of the debt securities issued in the Permitted Debt Exchange are more favorable to holders of those debt securities than the corresponding provisions applicable to holders of the Notes, the Company is required to offer to exchange all of the Notes for the same debt securities issued in the Permitted Debt Exchange. The Indenture also provides for customary events of default.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture and the Notes, copies of which are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

On October 25, 2012, in connection with the issuance of the Notes, the Company, the Guarantors, and Morgan Stanley & Co. LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as dealer managers in connection with the Exchange Offer, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement require the Company and the Guarantors to: (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission by April 15, 2013, a registration statement with respect to an offer to exchange (the “A/B Exchange Offer”) the Notes and the guarantees thereof for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes and the guarantees thereof (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to consummate the A/B Exchange Offer by June 14, 2013; and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes. If the Company and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then the Company will be required to pay additional interest to the holders of the Notes, up to a maximum additional interest rate of 0.50% per annum.

The description of the Registration Rights Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 and is incorporated herein by reference.

Amendment to Cash Flow Credit Facilities

Concurrently with the consummation of the Exchange Offer, the Company entered into an amendment (the “Amendment”) to its Cash Flow Credit Facilities with each of the parties thereto. The Amendment, among other things: permits exchange offers of term loans for new debt securities (including the Exchange Offer) in an aggregate principal amount of up to $5.0 billion; provides the Company with greater flexibility to prepay class A term loans; following the repayment or extension of all class A term loans, permits below par non-pro rata purchases of term loans pursuant to customary Dutch auction procedures whereby all lenders of the class of term loans offered to be purchased will be offered an opportunity to participate; following the repayment or extension of all class A term loans, permits the repurchase of junior debt maturing before January 2016 with cash on hand in an amount not to exceed $200 million; combines the class B term loan, the delayed draw term loan 1 and the delayed draw term loan 2 under the Cash Flow Credit Facilities; preserves revolving credit facility capacity in the event the Company repays all amounts outstanding under the revolving credit facility; and eliminates certain restrictions on the ability of Clear Channel Outdoor Holdings, Inc. and its subsidiaries to incur debt.

Upon the consummation of the exchange offer, approximately $9.3 billion in aggregate principal amount of term loans were outstanding under the Cash Flow Credit Facilities, consisting of approximately $1.1 billion principal amount of class A term loans, approximately $7.7 billion principal amount of class B term loans and approximately $0.5 billion principal amount of class C term loans.

The description of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Collateral Sharing Agreement

On October 25, 2012, in connection with the issuance of the Notes upon consummation of the Exchange Offer, the Administrative Agent, the Trustee and the Collateral Agent entered into the Collateral Sharing Agreement pursuant to which holders of the Notes will be entitled to share on a pro rata basis in recoveries made with respect to the “principal properties” (as defined in the indenture governing certain legacy notes of the Company) by the lenders under the Cash Flow Credit Facilities. Pursuant to the Collateral Sharing Agreement, following the commencement of proceedings relating to the insolvency of the Company, the Administrative Agent, on behalf of the lenders under the Cash Flow Credit Facilities, will turn over to the Trustee, for the benefit of the holders of the Notes, a pro rata share (based upon the outstanding principal amount of Notes and loans under the Cash Flow Credit Facilities) of any recovery received on account of the “principal properties”. In return, the Trustee and the Collateral Agent will turn over to the Administrative Agent a percentage of the recovery received on account of the principal amount of the Notes (where the numerator is the value of the cash and other assets turned over to the Trustee by the Administrative Agent, and the denominator is the total principal amount of the claims of the holders of the Notes in such insolvency proceeding).

The description of the Collateral Sharing Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Collateral Sharing Agreement, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On October 22, 2012, the Company issued a press release announcing the oversubscription of the Exchange Offer and the receipt of requisite consents to the Amendment. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated in this Item 8.01 by reference.

On October 25, 2012, the Company issued a press release announcing the consummation of the Exchange Offer and the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of October 25, 2012, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent.

4.2	Form of 9.0% Priority Guarantee Notes due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Registration Rights Agreement, dated as of October 25, 2012, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and the dealer managers named therein.

10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 25, 2012, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers thereto, Citibank, N.A. as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto.

10.2	Collateral Sharing Agreement, dated as of October 25, 2012, by and among Citibank N.A. as Administrative Agent, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent.

99.1	Press Release issued by Clear Channel Communications, Inc., dated October 22, 2012.

99.2	Press Release issued by Clear Channel Communications, Inc., dated October 22, 2012.

99.3	Press Release issued by Clear Channel Communications, Inc., dated October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and Assistant Secretary

Date: October 25, 2012

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of October 25, 2012, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent.

4.2	Form of 9.0% Priority Guarantee Notes due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Registration Rights Agreement, dated as of October 25, 2012, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and the dealer managers named therein.

10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 25, 2012, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, the subsidiary co-borrowers party thereto, the foreign subsidiary revolving borrowers thereto, Citibank, N.A. as Administrative Agent, the lenders from time to time party thereto and the other agents party thereto.

10.2	Collateral Sharing Agreement, dated as of October 25, 2012, by and among Citibank N.A. as Administrative Agent, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as collateral agent.

99.1	Press Release issued by Clear Channel Communications, Inc., dated October 22, 2012.

99.2	Press Release issued by Clear Channel Communications, Inc., dated October 22, 2012.

99.3	Press Release issued by Clear Channel Communications, Inc., dated October 25, 2012.